Exhibit 24
                               POWER OF ATTORNEY


     We,  the  undersigned   Directors  and  Officers  of  The  Black  &  Decker
Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Thomas M. Schoewe and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto.



/s/  NOLAN D. ARCHIBALD      Director, Chairman,               February 12, 1998
-------------------------    President and Chief
Nolan D. Archibald           Executive Officer
                             (Principal Executive
                             Officer)


/s/  NORMAN R. AUGUSTINE     Director                          February 12, 1998
-------------------------
Norman R. Augustine


/s/  BARBARA L. BOWLES       Director                          February 12, 1998
-------------------------
Barbara L. Bowles


/s/  MALCOLM CANDLISH        Director                          February 12, 1998
-------------------------
Malcolm Candlish


/s/  ALONZO G. DECKER, JR.   Director                          February 12, 1998
--------------------------
Alonzo G. Decker, Jr.


/s/  ANTHONY LUISO           Director                          February 12, 1998
--------------------------
Anthony Luiso


/s/  MARK H. WILLES          Director                          February 12, 1998
--------------------------
Mark H. Willes


/s/  M. CABELL WOODWARD, JR. Director                          February 12, 1998
----------------------------
M. Cabell Woodward, Jr.


/s/  THOMAS M. SCHOEWE       Senior Vice President             February 12, 1998
--------------------------   and Chief Financial
Thomas M. Schoewe            Officer (Principal
                             Financial Officer)

/s/  STEPHEN F. REEVES       Vice President and                February 12, 1998
--------------------------   Corporate Controller
Stephen F. Reeves            (Principal Accounting
                             Officer)




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